UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

Escrow Agreement

On September 25, 2020, Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), and its subsidiary, Alexandria Real Estate Equities, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an escrow agreement (the “Escrow Agreement”) with Citibank, N.A., as administrative agent (the “Administrative Agent”), certain lenders (the “Lenders”) and Shearman & Sterling LLP, as escrow agent (the “Escrow Agent”), pursuant to which the Company, the Operating Partnership, the Administrative Agent and the Lenders, intending to enter into a credit agreement in the form attached as an exhibit thereto (the “Credit Agreement”), submitted their signature pages to the Credit Agreement to be held by the Escrow Agent in escrow. Pursuant to the Escrow Agreement, the Escrow Agent will release the signatures to the Credit Agreement and the Credit Agreement will become effective upon satisfaction by the Company of certain conditions precedent to the effectiveness of the Credit Agreement set forth in the Credit Agreement. If the conditions are not satisfied by the Company on or prior to October 31, 2020, the Credit Agreement signature pages will be deemed to have been revoked, the escrow arrangements under the Escrow Agreement will terminate, and the Credit Agreement will not become effective.

The conditions to be satisfied by the Company include the delivery of certain legal opinions and certificates, the termination of, and payment in full of the obligations under, the Sixth Amended and Restated Credit Agreement, dated as of September 28, 2018 (the “Existing Credit Agreement”), among the Company, the Operating Partnership, the other guarantors (if any) from time to time party thereto, each lender from time to time party thereto, each L/C issuer from time to time party thereto and Bank of America, N.A., as the administrative agent, and the payment of prescribed fees. While there can be no assurance in this regard, the Company expects that it will satisfy the conditions on or prior to October 6, 2020, and that the Credit Agreement will thereupon become effective. The purpose and effect of the Escrow Agreement are to permit the Company to “lock in” currently the terms and conditions of the Credit Agreement and the identities of the lenders thereunder while deferring the commencement of the term of the credit facility to be provided under the Credit Agreement until the Company satisfies the conditions to effectiveness. As a result, the term of the credit facility will not begin and the Company will not be able to avail itself of the credit provided thereby until conditions to the effectiveness of the Credit Agreement are satisfied.

Credit Agreement

Upon effectiveness, the Credit Agreement is expected to replace the Company’s Existing Credit Agreement. Citibank, N.A. is anticipated to serve as administrative agent, and Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, and RBC Capital Markets are anticipated to serve as joint lead arrangers and joint bookrunners under the Credit Agreement. Bank of Nova Scotia, Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation and U.S. Bank National Association are anticipated to serve as additional joint lead arrangers under the Credit Agreement. The Credit Agreement is expected to provide for, among other things, a $3 billion unsecured senior revolving credit facility (the “Revolving Credit Facility”) and an accordion option to increase aggregate commitments under the Credit Agreement by up to an additional $500 million. Borrowings under the Revolving Credit Facility are anticipated to bear interest at a “Eurocurrency Rate”, “LIBOR Daily Floating Rate” or a “Base Rate” specified in the Credit Agreement, plus, in any case, a margin specified in the Credit Agreement. The margin at closing applicable to loans based on the Eurocurrency Rate is anticipated to be 0.825%. Among other things, the Credit Agreement is expected to be subject to certain annual sustainability measures whereby the Company may be entitled to a temporary reduction in the interest rate margin of 0.01%, provided it meets certain sustainability thresholds as provided in the Credit Agreement.

The Credit Agreement is expected to have a maturity date of January 6, 2026, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of these words or similar words, and include (without limitation) statements regarding the anticipated effectiveness and maturity date of the Credit Agreement and the expected satisfaction of the conditions to the Credit Agreement. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company's filings with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: October 1, 2020	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer